Templeton Real Estate
Securities Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Real Estate Securities Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry, or which own significant real estate assets. Current income is a secondary objective.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

The fiscal year ended August 31, 1995, was a challenging period for the Templeton Real Estate Securities Fund. During the first half of the period, U.S. and Hong Kong real estate markets were adversely affected by rising interest rates, Latin American markets were hit hard when the Mexican government devalued the peso in December, and European markets suffered from falling rents and weakening property values. The second half of the year, however, presented a different picture. Real estate values started to rebound in the U.S. when the Federal Reserve Board declined to raise interest rates, and Hong Kong's property market, tied to U.S. interest rates, displayed signs of recovery as well.

Within this volatile environment, the Fund's Class I shares posted a one-year total return of -1.74%, as shown in the Performance Summary on page 6. However, we have always maintained a long-term perspective in managing the Fund, and we urge shareholders to view their investments in the same manner. As reported in the

Performance Summary, the Fund's Class I shares provided a cumulative total return of 57.99% since its inception on September 12, 1989./1/

On August 31, 1995, the Fund's largest single-country exposure was the United States, where we focused on Real Estate Investment Trusts (REITs). We believe that REITs compare favorably with utilities, the group most frequently mentioned as similar in terms of dividend yield and defensive characteristics. Although REITs have fewer regulatory obstacles and higher growth prospects than utilities, they sell with higher dividend yields. These anomalies help demonstrate the value of REITs at current prices.

Despite the fact that we usually find undervalued real estate in Europe, the Fund had few European holdings in its portfolio on August 31, 1995. Our assessment of supply and demand, the most critical aspects of real estate investment, indicate that real estate prices and rents should decline further in Europe during the next several months. Many European cities feature two-tiered markets, with an over-supply of old office space and a shortage of new, prime

1. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the maximum initial sales charge. Past performance is not indicative of future results.


--------------------------------------------------------------------------------

Templeton Real Estate
Securities Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets


                             [GRAPH APPEARS HERE]

               United States Stocks                   50.3%

               European Stocks                        11.9%

               Asian Stocks                           11.4%

               Short-Term Obligations &
               Other Net Assets                        9.0%

               Canadian Stocks                         5.2%

               Fixed-Income Securities                 5.2%

               Australian &
               New Zealand Stocks                      4.6%

               Latin American Stocks                   2.4%



office space. In Paris, for instance, a tenant desiring 5,000 square feet of space in a desirable location can choose from many potential buildings, while a tenant requiring 100,000 square feet does not have a similar choice. As a result, it would appear that new development is imminent, but given current construction costs, we do not think that falling rents will support such development. Although the two-tiered property markets could present future opportunities, in the interim they pose risks for investors looking to invest in European real estate companies.

In previous reports, we discussed the large number of investment opportunities in Asia, citing how many were available in Korea, Thailand, Indonesia and Malaysia. We continue to maintain a sanguine outlook concerning the future of property investments in this region. Most favorably, supply and demand in much of this area is either in equilibrium or very close to it. We feel that experienced management, financial strength, and undervalued assets characterize almost all of the Asian companies in which we have invested.

Therefore, we continue to observe several benefits of investing in global real estate markets. First, real estate is an extremely undervalued asset class in many parts of the world. Second, the Fund's investments in more than 20 markets offers the compelling feature of diversification. Last, we feel that there are still potential bargains in real estate at a time when the levels of many global equity markets are significantly higher than they were a year ago. As the charts to the right show, French property stocks have fallen dramatically since 1993, and Canadian property stocks have not yet rebounded from 1990 levels.

Canadian Property Stocks vs.
Canadian Equity Stocks
Canada-DS Property Price Index vs.
Toronto SE (300) Composite Price Index
8/30/90 - 8/31/95

[GRAPH APPEARS HERE SHOWING THE COMPARISON BETWEEN THE CANADA-DS PROPERTY PRICE INDEX AND THE TORONTO SE (300) COMPOSITE PRICE INDEX FROM 1990 TO 1995.]










Source: Datastream

The indexes have been indexed at 100. Canadian property stocks are represented by the Canada-DS Property Price Index. The Canadian equity market is represented by the Toronto SE (300) Composite Price Index. This index comparison is for illustrative purposes only, and is not indicative of the future performance of the Fund, Canadian property stocks or the Canadian equity market.









French Property Stock vs.
French Equity Market
France-DS Property Price Index vs. CAC 40 Price Index
8/30/90 - 8/31/95

[GRAPH APPEARS HERE SHOWING THE COMPARISON BETWEEN THE FRANCE-DS PROPERTY PRICE INDEX AND THE CAC 40 PRICE INDEX FROM 1990 TO 1995.]











SOURCE: DATASTREAM


The indexes have been indexed at 100. French property stocks are represented by the France-DS Property Price Index. The French equity market is represented by the CAC 40 Price Index. This index comparison is for illustrative purposes only, and is not indicative of the future performance of the Fund, French property stocks or the French equity market.

Because of our observances noted earlier, we remain optimistic about opportunities for the Templeton Real Estate Securities Fund. In the U.S. alone, securitization of real estate, primarily through REITs, has helped the real estate market, and should mitigate some of the excesses exhibited in this sector during past cycles. This is primarily due to more plentiful information, increased liquidity, and ease of investment. Worldwide technological advances, changing political climates, integration of global real estate markets, and improving underlying fundamentals in property markets also point to a potentially bright future for investing in real estate throughout the world.

Of course, global investing carries special risks, and the Fund's share price and returns will fluctuate with market conditions, currency volatility, and the economic and political climates where the investments are made. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time./2/ There are additional risks associated with investments in developing markets, due to the relatively small size

2. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.


--------------------------------------------------------------------------------

Templeton Real Estate
Securities Fund

Top Ten Holdings on 8/31/95
Based on Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Patten Corp., Real Estate, United States                              3.2%
--------------------------------------------------------------------------------
Weeks Corp., Real Estate, United States                               2.9%
--------------------------------------------------------------------------------
Revenue Property Ltd., Real Estate,
Canada                                                                2.5%
--------------------------------------------------------------------------------
Rouse Co., Real Estate, United States                                 2.5%
--------------------------------------------------------------------------------
LTC Properties Inc., Real Estate,
United States                                                         2.4%
--------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA, ADR,
Construction & Housing, Mexico                                        2.3%
--------------------------------------------------------------------------------
Sun Hung Kai Properties Ltd., Real Estate,
Hong Kong                                                             2.0%
--------------------------------------------------------------------------------
HGI Realty Inc., Business & Public Services,
United States                                                         2.0%
--------------------------------------------------------------------------------
Fletcher Challenge Ltd., ADR,
Forest Products & Paper, New Zealand                                  1.9%
--------------------------------------------------------------------------------
Nationwide Health Properties Inc.,
Real Estate, United States                                            1.8%
--------------------------------------------------------------------------------

For a detailed listing of portfolio holdings, see page 10 of this report.


of the markets and the lesser liquidity of their securities. It should also be noted that, because the Fund concentrates on the real estate industry, its share price may be more volatile than those of more broadly diversified investments. These special risks and other considerations are discussed in the Fund's prospectus.

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton Real Estate Securities Fund and welcome your comments and suggestions.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko
President
Templeton Real Estate Securities Fund



/s/ Jeffrey A. Everett

Jeffrey A. Everett
Portfolio Manager
Templeton Real Estate Securities Fund

Performance Summary

The Templeton Real Estate Securities Fund's Class I shares provided a total return of -1.74% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the Fund's maximum initial sales charge.

The Fund's managers have always maintained a long-term perspective and we encourage shareholders to do the same. As you can see from the chart on the following page, the Fund's Class I shares delivered a cumulative total return of 57.99% for the period from its inception on September 12, 1989, through August 31, 1995.

As measured by net asset value, the price of the Fund's Class I shares decreased from $13.66 on August 31, 1994, to $13.20 on August 31, 1995, while the price of the Fund's Class II shares increased from $12.25 on May 1, 1995 (the inception date for these shares) to $13.17 on August 31, 1995.

During the reporting period, Class I shareholders received 21.5 cents ($0.215) per share in dividend income. Class II shareholders did not receive distributions, because Class II shares were not in existence when distributions were paid. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

As you can see from the graph on the following page, the Fund outperformed the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide. It also shows how an investment in the Fund has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index. Class II shares are not represented as they have not been available for a sufficient amount of time. Please remember the Fund's performance differs from that of an index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

Templeton Real Estate
Securities Fund -- Class I
Total Return Index Comparison
$10,000 Investment (9/12/89 - 8/31/95)


[GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON REAL ESTATE SECURITIES FUND, MSCI WORLD INDEX AND CPI]


                                                     9/89            8/95
Templeton Real Estate Securities Fund/1/           $ 10,000         $ 14,891
MSCI World Index/2/                                $ 10,000         $ 14,608
CPI/3/                                             $ 10,000         $ 12,278

--------------------------------------------------------------------------------
1. Includes all sales charges and represents the change in value of an investment over the period shown, assuming reinvestment of dividends and capital gains. Past performance is not indicative of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics.



Templeton Real Estate
Securities Fund

Periods ended August 31, 1995


                                                        Since          Since
                                                      Inception      Inception
                          One-Year     Three-Year     (9/12/89)     (05/01/95)
Average Annual
Total Return/1/
Class I Shares             -7.39%          8.58%         6.90%            --

Aggregate Total
Return/2/
Class II Shares               --             --            --           5.43%

Cumulative Total
Return/3/
Class I Shares             -1.74%         35.75%        57.99%            --

Class II Shares               --             --            --           7.51%

1. Average annual total return represents the average annual change in value of an investment over the indicated periods. The figures have been restated to reflect the current maximum 5.75% initial sales charge for Class I shares.
See note below.

2. Aggregate total return represents the change in value of an investment over the periods indicated and reflects the deduction of the maximum 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

3. Cumulative total return measures the change in value of an investment over the specified periods and does not include the maximum 5.75% sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Prior to July 1, 1992, Class I shares were offered at a higher sales charge. Thus, actual total return to purchasers of shares during that period would have been different than noted above. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details concerning Class I and Class II shares.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividend and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies, and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton Real Estate Securities Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                   CLASS I
                                  ---------------------------------------------
                                            YEAR ENDED AUGUST 31
                                  ---------------------------------------------
                                    1995      1994     1993     1992     1991
                                  --------  --------  -------  -------  -------
Net asset value, beginning of
 year                             $  13.66  $  12.66  $ 10.40  $ 10.08  $  8.88
                                  --------  --------  -------  -------  -------
Income from investment
 operations:
 Net investment income                 .39       .22      .25      .37      .53
 Net realized and unrealized
  gain (loss)                         (.64)     1.00     2.36      .43     1.13
                                  --------  --------  -------  -------  -------
Total from investment operations      (.25)     1.22     2.61      .80     1.66
                                  --------  --------  -------  -------  -------
Distributions:
 Dividends from net investment
  income                              (.21)     (.22)    (.35)    (.48)    (.37)
 Distributions from net realized
  gains                                 --        --       --       --     (.09)
                                  --------  --------  -------  -------  -------
Total distributions                   (.21)     (.22)    (.35)    (.48)    (.46)
                                  --------  --------  -------  -------  -------
Change in net asset value             (.46)     1.00     2.26      .32     1.20
                                  --------  --------  -------  -------  -------
Net asset value, end of year      $  13.20  $  13.66  $ 12.66  $ 10.40  $ 10.08
                                  ========  ========  =======  =======  =======
TOTAL RETURN *                     (1.74)%     9.69%   25.94%    8.29%   20.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)     $130,149  $131,544  $61,820  $36,955  $32,830
Ratio of expenses to average net
 assets                              1.55%     1.58%    1.68%    1.69%    1.98%
Ratio of expenses, net of
 reimbursement, to average net
 assets                              1.55%     1.58%    1.68%    1.69%    1.25%
Ratio of net investment income
 to average net assets               3.05%     1.97%    2.60%    3.64%    5.48%
Portfolio turnover rate             38.69%    32.34%   19.74%   32.35%   25.24%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISIONS.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Real Estate Securities Fund
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                         CLASS II
                                                      ---------------
                                                      FOR THE PERIOD
                                                       MAY 1, 1995+
                                                          THROUGH
                                                      AUGUST 31, 1995
                                                      ---------------
Net asset value, beginning of period                      $12.25
                                                          ------
Income from investment operations:
 Net investment income                                       .03
 Net realized and unrealized gain                            .89
                                                          ------
Total from investment operations                             .92
                                                          ------
Net asset value, end of period                            $13.17
                                                          ======
TOTAL RETURN *                                             7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                           $1,823
Ratio of expenses to average net assets                    2.26%**
Ratio of net investment income to average net assets       1.71%**

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT
  SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
 +COMMENCEMENT OF OFFERING OF SALES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Real Estate Securities Fund
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY      ISSUE                           COUNTRY   SHARES      VALUE


------------------------------------------------------------------------------
 COMMON STOCKS: 83.9%
------------------------------------------------------------------------------
 Banking: 4.6%
               Banque Nationale de Paris         Fr.       30,000 $  1,230,081
               HSBC Holdings PLC                H.K.      154,006    2,069,064
               Royal Bank of Canada             Can.       60,000    1,334,947
               TR Financial Corp.               U.S.       65,000    1,470,625
                                                                  ------------
                                                                     6,104,717
------------------------------------------------------------------------------
 Building Materials & Components: 2.0%
               Byucksan Development Co. Ltd.    Kor.       66,360    1,227,300
               Pioneer International Ltd.       Aus.      300,325      781,056
               *Unicem Unione Cementi
                Marchino Emiliane               Itl.       28,000      189,312
               *Unicem Unione Cementi
                Marchino Emiliane, di Risp      Itl.      139,580      480,106
                                                                  ------------
                                                                     2,677,774
------------------------------------------------------------------------------
 Business & Public Services: 2.0%
               HGI Realty Inc.                  U.S.      107,520    2,701,440
------------------------------------------------------------------------------
 Construction & Housing: 10.3%
               *Atlantic Gulf Communities
                Corp.                           U.S.      150,000    1,275,000
               Dragados y Construcciones SA      Sp.       50,000      799,314
               Empresas ICA Sociedad
                Controladora SA, ADR            Mex.       85,000    1,020,000
               Engle Homes                      U.S.      147,500    1,290,625
               Kaufman & Broad Home Corp.       U.S.      150,000    2,006,250
               Raine PLC                        U.K.      630,000      283,484
               *Schuler Homes Inc.              U.S.      178,300    2,117,313
               Sirti SPA                        Itl.      180,000    1,311,609
               *++Sundance Homes Inc.           U.S.      660,000    1,897,500
               *U.S. Home Corp.                 U.S.       65,000    1,560,000
                                                                  ------------
                                                                    13,561,095
------------------------------------------------------------------------------
 Energy Sources: 1.6%
               Societe Elf Aquitane SA           Fr.       10,317      755,109
               Valero Energy Corp.              U.S.       60,700    1,388,513
                                                                  ------------
                                                                     2,143,622
------------------------------------------------------------------------------
 Financial Services: 1.0%
               Federal National Mortgage
                Assn.                           U.S.        7,000      667,625
               India Fund, B                    Ind.      300,000      584,192
                                                                  ------------
                                                                     1,251,817
------------------------------------------------------------------------------
 Forest Products & Paper: 8.3%
               Assidomaen AB                    Swe.       47,000      984,826
               Fletcher Challenge Ltd., ADR     N.Z.       90,000    2,452,500
               Georgia-Pacific Corp.            U.S.       20,000    1,800,000

Templeton Real Estate Securities Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                               COUNTRY   SHARES      VALUE


------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------
 Forest Products & Paper (cont.)
           Mayr-Melnhof Karton AG                Aus.      25,000 $  1,559,398
           Primex Forest Products Ltd.           Can.     180,000    1,072,426
           St. Joe Paper Co.                     U.S.      20,000    1,225,000
           Weyerhaeuser Co.                      U.S.      40,000    1,840,000
                                                                  ------------
                                                                    10,934,150
------------------------------------------------------------------------------
 Insurance: 0.1%
           Partnerre Ltd.                        Bmu.       3,000       83,625
------------------------------------------------------------------------------
 Leisure & Tourism: 1.1%
           Grand Hotel Holdings Ltd.             H.K.   2,469,000      845,220
           Oriental Hotel Public Co. Ltd.,
            fgn.                                Thai.     187,400      547,767
                                                                  ------------
                                                                     1,392,987
------------------------------------------------------------------------------
 Merchandising: 1.2%
           Wessel & Vett AS, C                   Den.      32,275    1,529,822
------------------------------------------------------------------------------
 Metals & Mining: 2.2%
           Bohler Uddeholm AG, 144a              Aus.      11,500      829,822
           Maanshan Iron & Steel Co. Ltd., H     Chn.   3,520,000      586,591
           Renison Goldfields Consolidated
            Ltd.                                 Aus.     350,000    1,460,076
                                                                  ------------
                                                                     2,876,489
------------------------------------------------------------------------------
 Multi-Industry: 1.6%
           Cheung Kong Holdings Ltd.             H.K.     400,000    1,984,240
           Swire Pacific Ltd., A                 H.K.      25,000      187,314
                                                                  ------------
                                                                     2,171,554
------------------------------------------------------------------------------
 Real Estate: 46.2%
           +American Health Properties Inc.      U.S.      64,300    1,398,525
           Bail Investissement                    Fr.       8,700    1,461,359
           Beacon Properties Corp.               U.S.      55,000    1,182,500
           *++Canlan Investment Corp.            Can.     595,600    2,217,837
           Carr Realty Corp.                     U.S.      65,000    1,251,250
           *Catellus Development Corp.           U.S.     290,000    1,848,750
           +CBL & Associates Properties Inc.     U.S.      95,000    2,090,000
           +Charles E. Smith Residential
            Realty Inc.                          U.S.      80,000    1,830,000
           Credit Foncier de France SA            Fr.      50,004    1,337,151
           +Federal Realty Investment Trust      U.S.      33,000      721,875
           +General Growth Properties            U.S.     104,000    2,093,000
           +Health Care Property Investors
            Inc.                                 U.S.      30,000      971,250
           Home Properties Management Inc.       U.S.      50,000      881,250
           +IRT Property Co.                     U.S.     134,200    1,291,675

Templeton Real Estate Securities Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                COUNTRY   SHARES      VALUE


-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Real Estate (cont.)
           +LTC Properties Inc.                   U.S.     226,000 $  3,220,500
           +Meditrust Inc.                        U.S.      70,400    2,314,400
           +Merry Land & Investment Co. Inc.      U.S.      65,000    1,397,500
           +Nationwide Health Properties Inc.     U.S.      61,000    2,386,625
           New World Development Co. Ltd.         H.K.     454,658    1,656,292
           *Newhall Investment Properties         U.S.      20,300           --
           +Omega Healthcare Investors            U.S.      57,184    1,472,480
           Parkway Holdings Ltd.                 Sing.     418,000      976,608
           *++Patten Corp.                        U.S.   1,136,139    4,260,521
           +Pennsylvania Real Estate
            Investment Trust, SBI                 U.S.      34,000      718,250
           PT Jaya Properties, fgn.              Indo.     250,000      796,934
           Revenue Property Ltd.                  Can.     955,800    2,206,651
           Rouse Co.                              U.S.     156,300    3,301,838
           Ryoden Development Ltd.                H.K.   3,650,000      886,449
           +Security Capital Industrial Trust     U.S.      74,222    1,187,552
           +Security Capital Pacific Trust,
            SBI                                   U.S.     108,911    2,014,854
           South West Property Trust Inc.         U.S.     125,000    1,500,000
           Sun Hung Kai Properties Ltd.           H.K.     370,000    2,688,606
           Taylor Woodrow PLC                     U.K.     656,177    1,181,053
           *Union Valley Corp.                    U.S.       1,255           13
           +Weeks Corp.                           U.S.     150,000    3,825,000
           +Weingarten Realty Investors, SBI      U.S.      31,100    1,111,825
           Westfield Trust Units                  Aus.     754,285    1,326,679
                                                                   ------------
                                                                     61,007,052
-------------------------------------------------------------------------------
 Telecommunications: 0.5%
           Telecomunicacoes Brasileiras SA,
            ADR, 144a                            Braz.         490       21,131
           Telefonos de Mexico SA, L, ADR         Mex.      20,000      655,000
                                                                   ------------
                                                                        676,131
-------------------------------------------------------------------------------
 Transportation: 1.2%
           Florida East Coast Industries Inc.     U.S.      11,000      774,125
           Peninsular & Oriental Steam
            Navigation Co.                        U.K.     100,000      861,159
                                                                   ------------
                                                                      1,635,284
                                                                   ------------
 TOTAL COMMON STOCKS (cost $108,469,610)                            110,747,559
-------------------------------------------------------------------------------

Templeton Real Estate Securities Fund
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY    ISSUE                        COUNTRY      SHARES         VALUE


-------------------------------------------------------------------------------
 PREFERRED STOCKS: 1.9%
-------------------------------------------------------------------------------
             American Health Properties
              Psychiatric Group, pfd.       U.S.          6,430    $    104,488
             Baumax AG, pfd.                Aus.         25,000         956,463
             Nacional Financiera SA,
              11.25%, conv.,
              pfd., 05/15/98                Mex.         15,700         531,838
             Telebras-Telecomunicacoes
              Brasileiras SA, pfd., ADR    Braz.         21,500         935,250
                                                                   ------------
 TOTAL PREFERRED STOCKS (cost
  $2,858,693)                                                         2,528,039
-------------------------------------------------------------------------------
                                                    PRINCIPAL IN
                                                  LOCAL CURRENCY**
-------------------------------------------------------------------------------
 BONDS: 5.2%
-------------------------------------------------------------------------------
             Empresas ICA Sociedad
              Controladora SA, 5.00%,
              conv., 3/15/04                U.S.      3,500,000       2,082,500
             Industrial Credit &
              Investment Corp., of
              India, 2.50%,
              conv., 4/03/00                U.S.      1,000,000         800,000
             Industrial Credit &
              Investment Corp. of
              India, conv., 4/03/00,
              144a                          U.S.        200,000         160,000
             National Power PLC, 6.25%,
              9/23/08                       U.K.        833,000       1,576,868
             Revenue Properties Ltd.,
              6.00%, conv., 3/01/04         U.S.      1,400,000       1,150,625
             South West Property Trust
              Inc., 8.00%,
              conv., 1/15/03                U.S.        250,000         301,250
             U.S. Treasury Note,
              7.875%, 2/15/96               U.S.        800,000         807,752
                                                                   ------------
 TOTAL BONDS (cost $8,505,524)                                        6,878,995
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 8.9% (cost
  $11,683,676)
-------------------------------------------------------------------------------
             U S Treasury Bills, 5.26%
              to 5.41% with
              maturities to 10/19/95        U.S.     11,723,000      11,685,360
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.9% (cost
  $131,517,503)                                                     131,839,953
 OTHER ASSETS, LESS LIABILITIES: 0.1%                                   132,686
                                                                   ------------
 TOTAL NET ASSETS: 100.0%                                          $131,972,639
                                                                   ============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.
 +REAL ESTATE INVESTMENT TRUST (22.8% OF TOTAL NET ASSETS).
++SEE NOTE 5.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Real Estate Securities Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $131,517,503)                                       $131,839,953
 Cash                                                        5,185
 Receivables:
  Investment securities sold                             2,218,449
  Fund shares sold                                         292,213
  Dividends and interest                                   563,614
                                                      ------------
   Total assets                                        134,919,414
                                                      ------------
Liabilities:
 Payables:
  Investment securities purchased                        2,173,988
  Fund shares redeemed                                     525,332
 Accrued expenses                                          247,455
                                                      ------------
   Total liabilities                                     2,946,775
                                                      ------------
Net assets, at value                                  $131,972,639
                                                      ============
Net assets consist of:
 Undistributed net investment income                  $  2,945,004
 Net unrealized appreciation                               322,450
 Accumulated net realized loss                          (2,292,776)
 Net capital paid in on shares of beneficial interest  130,997,961
                                                      ------------
Net assets, at value                                  $131,972,639
                                                      ============
Class I:
 Net asset value per share ($130,149,372 / 9,861,117
  shares outstanding)                                 $      13.20
                                                      ============
 Maximum offering price
  ($13.20 / 94.25%)                                   $      14.00
                                                      ============
Class II:
 Net asset value per share
  ($1,823,267 / 138,496 shares outstanding)           $      13.17
                                                      ============
 Maximum offering price
  ($13.17 / 99.00%)                                   $      13.30
                                                      ============


STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $190,935
 foreign taxes withheld)
 Dividends                                  $ 4,303,077
 Interest                                     1,678,206
                                            -----------
  Total income                                           $ 5,981,283
Expenses:
 Management fees (Note 3)                       974,779
 Administrative fees (Note 3)                   194,956
 Distribution fees (Note 3)
  Class I                                       325,533
  Class II                                        2,642
 Transfer agent fees (Note 3)                   240,500
 Custodian fees                                  34,000
 Reports to shareholders                        118,944
 Audit fees                                      15,500
 Legal fees (Note 3)                             18,500
 Registration and filing fees                    74,500
 Trustees' fees and expenses                     16,000
 Other                                            3,453
                                            -----------
  Total expenses                                           2,019,307
                                                         -----------
   Net investment income                                   3,961,976
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                 2,702,404
  Foreign currency transactions                 (51,458)
                                            -----------
                                              2,650,946
 Net unrealized depreciation on investments  (9,032,322)
                                            -----------
  Net realized and unrealized loss                        (6,381,376)
                                                         -----------
Net decrease in net assets resulting from
 operations                                              $(2,419,400)
                                                         ===========


                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Real Estate Securities Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                        1995          1994
                                                    ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                             $  3,961,976  $  1,928,443
  Net realized gain on investment and foreign
   currency transactions                               2,650,946     2,178,205
  Net unrealized appreciation (depreciation)          (9,032,322)    2,206,703
                                                    ------------  ------------
   Net increase (decrease) in net assets resulting
    from operations                                   (2,419,400)    6,313,351
 Distributions to shareholders
  from net investment income
   Class I                                            (2,183,210)   (1,220,841)
 Fund share transactions (Note 2)
   Class I                                             3,224,436    64,630,790
   Class II                                            1,807,089            --
                                                    ------------  ------------
     Net increase in net assets                          428,915    69,723,300
Net assets:
 Beginning of year                                   131,543,724    61,820,424
                                                    ------------  ------------
 End of year                                        $131,972,639  $131,543,724
                                                    ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Real Estate Securities Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Real Estate Securities Fund (the Fund), is a Massachusetts business trust and an open-end, diversified management investment company registered un-der the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Templeton Real Estate Securities Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At Au-gust 31, 1995, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as fol-lows:

                                           CLASS I
                       --------------------------------------------------
                             YEAR ENDED                YEAR ENDED
                           AUGUST 31, 1995           AUGUST 31, 1994
                       ------------------------  ------------------------
                         SHARES       AMOUNT       SHARES       AMOUNT
                       ----------  ------------  ----------  ------------
     Shares sold        3,107,103  $ 39,860,934   5,960,485  $ 81,011,479
     Shares issued on
      reinvestment
      of distributions    145,407     1,858,319      75,358     1,001,203
     Shares redeemed   (3,021,430)  (38,494,817) (1,289,281)  (17,381,892)
                       ----------  ------------  ----------  ------------
     Net increase         231,080  $  3,224,436   4,746,562  $ 64,630,790
                       ==========  ============  ==========  ============
                              CLASS II
                       ------------------------
                           FOR THE PERIOD
                             MAY 1, 1995
                               THROUGH
                           AUGUST 31, 1995
                       ------------------------
                         SHARES       AMOUNT
                       ----------  ------------
     Shares sold          139,647  $  1,822,153
     Shares redeemed       (1,151)      (15,064)
                       ----------  ------------
     Net increase         138,496  $  1,807,089
                       ==========  ============

Templeton Real Estate Securities Fund
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton, Galbraith & Hansberger Ltd. (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively. The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the average daily net assets of the Fund. The Fund pays TGII monthly a fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTD received net commissions of $159,475 from the sale of the Fund's shares and FTIS received fees of $240,500.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, unreimbursed expenses amount to $30,457. Class II shares re-deemed within 18 months are subject to a contingent deferred sales charge. Con-tingent deferred sales charges of $6,024 were paid to FTD for the year ended August 31, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $18,500 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $69,128,735 and $43,704,074, respective-ly. The cost of securities for federal income tax purposes is $131,047,691. Re-alized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 13,019,630
     Unrealized depreciation       (12,227,368)
                                  ------------
     Net unrealized appreciation  $    792,262
                                  ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" at August 31, 1995 amounted to $8,375,858.

6. CAPITAL LOSS CARRYFORWARD

At August 31, 1995, the Fund had tax basis capital losses of $3,300,000 which may be carried over to offset future capital gains. Of this amount, $1,000,000 arose from the merger with National Real Estate Fund on December 14, 1990. Such losses expire in the year ending August 31, 2000.

Templeton Real Estate Securities Fund
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
Templeton Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Real Estate Securities Fund as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompany-ing financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Real Estate Securities Fund as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

 TEMPLETON REAL
 ESTATE SECURITIES
 FUND

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Real Estate Securities Fund, which contains more complete information including charges and expenses.

 Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


                                                                 TL410 A95 10/95
[LOGO OF RECYCLED PAPER APPEARS HERE]

TEMPLETON

REAL

ESTATE

SECURITIES

FUND

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]